EXHIBIT 10.5

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 30th day of April, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), and WJ Bradley Mortgage Capital, LLC, a Delaware corporation (“WJ Bradley”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of July 1, 2012, between Assignor and WJ Bradley (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by WJ Bradley pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by WJ Bradley pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.          WJ Bradley hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and WJ Bradley as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to WJ Bradley with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and WJ Bradley that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and WJ Bradley that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.          WJ Bradley warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          WJ Bradley is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          WJ Bradley has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of WJ Bradley’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of WJ Bradley’s charter or by-laws or any legal restriction, or any material agreement or instrument to which WJ Bradley is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which WJ Bradley or its property is subject. The execution, delivery and performance by WJ Bradley of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of WJ Bradley. This Agreement has been duly executed and delivered by WJ Bradley and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of WJ Bradley enforceable against WJ Bradley in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by WJ Bradley in connection with the execution, delivery or performance by WJ Bradley of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated WJ Bradley Representations and Warranties

8.          Pursuant to Section 32(d) of the Purchase Agreement, WJ Bradley hereby restates to Depositor and Assignee, as if fully set forth herein, as of the related Closing Date, the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement, and, as of the date hereof, the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement.

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In the event of a breach of any representations and warranties referred to in the immediately preceding paragraph as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel WJ Bradley to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, WJ Bradley shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and WJ Bradley had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.          (a)          Controlling Holder Rights. WJ Bradley agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.          The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

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Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.          All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)          In the case of WJ Bradley,

WJ Bradley Mortgage Capital LLC

6465 Greenwood Plaza Blvd Suite 500

Centennial, CO 80111

Attention: Karin Good

Phone: (720) 250-9836

with a copy to

General Counsel at the same address

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(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust - Sequoia Mortgage Trust 2013-6

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager -- Sequoia Mortgage Trust 2013-6

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(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.          This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.          This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or WJ Bradley may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or WJ Bradley, respectively, hereunder.

16.          This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by WJ Bradley pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.          The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. WJ Bradley hereby consents to such exercise and enforcement.

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19.          It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.          Master Servicer. WJ Bradley hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of WJ Bradley hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

WJ Bradley shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39227100, Sequoia Mortgage Trust 2013-6 Distribution Account

21.          WJ Bradley acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, WJ Bradley shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.          Rule 17g-5 Compliance. WJ Bradley hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-6” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify WJ Bradley in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. WJ Bradley shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between WJ Bradley, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to WJ Bradley or (ii) such Rating Agency’s or NRSRO’s evaluation of WJ Bradley’s operations in general; provided, however, that WJ Bradley shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ W.J. Moliski
Name:	W.J. Moliski
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ W.J. Moliski
Name:	W.J. Moliski
Title:	Authorized Officer

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	Assistant Vice President

WJ BRADLEY MORTGAGE CAPITAL LLC

By:	/s/ Roy W. Browning, III
Name:	Roy W. Browning, III
Title:	CFO

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Signature Page – Assignment of Representations and Warranties – WJ Bradley (SEMT 2013-6)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator Name	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			WJ Bradley		1360008432	1	1	0	9
2	1000383	0.002500			WJ Bradley		1360007739	1	1	0	9
3	1000383	0.002500			WJ Bradley		10000008806	1	1	0	6
4	1000383	0.002500			WJ Bradley		10000007903	1	1	0	3
5	1000383	0.002500			WJ Bradley		10000006885	1	1	0	7
6	1000383	0.002500			WJ Bradley		10000007030	1	1	0	9
7	1000383	0.002500			WJ Bradley		10000009497	1	1	0	7
8	1000383	0.002500			WJ Bradley		10000008686	1	1	0	7
9	1000383	0.002500			WJ Bradley		10000007495	1	1	0	9
10	1000383	0.002500			WJ Bradley		10000007433	1	1	0	9
11	1000383	0.002500			WJ Bradley		10000008952	1	1	0	3
12	1000383	0.002500			WJ Bradley		10000008093	1	1	0	9
13	1000383	0.002500			WJ Bradley		10000008729	1	1	0	9
14	1000383	0.002500			WJ Bradley		10000008071	1	1	0	9
15	1000383	0.002500			WJ Bradley		10000008614	1	1	0	9
16	1000383	0.002500			WJ Bradley		10000008197	1	1	0	9
17	1000383	0.002500			WJ Bradley		10000008486	1	1	0	9
18	1000383	0.002500			WJ Bradley		10000008381	1	1	0	3
19	1000383	0.002500			WJ Bradley		10000009322	1	1	0	9
20	1000383	0.002500			WJ Bradley		10000009515	1	1	0	9
21	1000383	0.002500			WJ Bradley		10000008382	1	1	0	9
22	1000383	0.002500			WJ Bradley		10000009145	1	1	0	9
23	1000383	0.002500			WJ Bradley		10000008586	1	1	0	3
24	1000383	0.002500			WJ Bradley		10000009033	1	1	0	9
25	1000383	0.002500			WJ Bradley		10000009332	1	1	0	3
26	1000383	0.002500			WJ Bradley		10000009832	1	1	0	9
27	1000383	0.002500			WJ Bradley		10000009298	1	1	0	9
28	1000383	0.002500			WJ Bradley		10000009860	1	1	0	7

	12	13	14	15	16	17	18	19	20	21
	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)
1						1	0	0
2						1	0	0
3						1	0	0
4						1	4	0
5						1	0	0
6						1	4	0
7						1	4	0
8						1	4	0
9						1	4	0
10						1	0	0
11						1	4	0
12						1	0	0
13						1	0	0
14						1	0	0
15						1	0	0
16						1	0	0
17						1	0	0
18						1	4	0
19						1	0	0
20						1	4	0
21						1	4	0
22						1	4	0
23						1	0	0
24						1	0	0
25						1	0	0
26						1	0	0
27						1	0	0
28						1	0	0

	22	23	24	25	26	27	28	29	30	31	32
	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term
1		0.00		20130206	1000000.00	0.041250	360	360	20130401	1	0
2		0.00		20130227	712050.00	0.033750	360	360	20130401	1	0
3		0.00		20130214	580000.00	0.037500	360	360	20130401	1	0
4		0.00		20130307	1341000.00	0.038750	360	360	20130501	1	0
5		0.00		20130117	1173250.00	0.037500	360	360	20130301	1	0
6		0.00		20130305	623000.00	0.037500	360	360	20130501	1	0
7		0.00		20130222	516000.00	0.042500	360	360	20130401	1	0
8		0.00		20130225	844000.00	0.042500	360	360	20130401	1	0
9		0.00		20130213	677000.00	0.036250	360	360	20130401	1	0
10		591500.00		20130213	696000.00	0.038750	360	360	20130401	1	0
11		0.00		20130228	667000.00	0.038750	360	360	20130401	1	0
12		0.00		20130221	587000.00	0.040000	360	360	20130401	1	0
13		0.00		20130228	740000.00	0.035000	360	360	20130401	1	0
14		0.00		20130225	1135000.00	0.035000	360	360	20130401	1	0
15		190000.00		20130221	1362300.00	0.037500	360	360	20130401	1	0
16		0.00		20130219	586100.00	0.037500	360	360	20130401	1	0
17		66500.00		20130225	653500.00	0.040000	360	360	20130401	1	0
18		0.00		20130301	660000.00	0.032500	360	360	20130501	1	0
19		0.00		20130301	875338.00	0.040000	360	360	20130501	1	0
20		0.00		20130226	980000.00	0.038750	360	360	20130401	1	0
21		40000.00		20130220	572500.00	0.037500	360	360	20130401	1	0
22		0.00		20130306	675000.00	0.038750	360	360	20130501	1	0
23		0.00		20130225	634000.00	0.038750	360	360	20130401	1	0
24		0.00		20130308	666000.00	0.038750	360	360	20130501	1	0
25		0.00		20130228	847500.00	0.038750	360	360	20130501	1	0
26		0.00		20130228	726500.00	0.038750	360	360	20130401	1	0
27		0.00		20130307	600000.00	0.037500	360	360	20130501	1	0
28		0.00		20130314	1155000.00	0.040000	360	360	20130501	1	0

	33	34	35	36	37	38	39	40	41	42	43	44
	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor
1	0		998591.00	0.041250	4846.50	20130401	0	0
2	0		710904.69	0.033750	3147.95	20130401	0	0
3	0		579126.43	0.037500	2686.07	20130401	0	0
4	0		1341000.00	0.038750	6305.88	20130401	0	0
5	0		1169710.29	0.037500	5433.50	20130401	0	0
6	0		623000.00	0.037500	2885.21	20130401	0	0
7	0		515289.09	0.042500	2538.41	20130401	0	0
8	0		842837.20	0.042500	4151.97	20130401	0	0
9	0		675957.63	0.036250	3087.47	20130401	0	0
10	0		694974.65	0.038750	3272.85	20130401	0	0
11	0		666017.37	0.038750	3136.48	20130401	0	0
12	0		586154.24	0.040000	2802.43	20130401	0	0
13	0		738835.40	0.035000	3322.93	20130401	0	0
14	0		1133213.76	0.035000	5096.66	20130401	0	0
15	0		1360248.17	0.037500	6309.02	20130401	0	0
16	0		585217.24	0.037500	2714.32	20130401	0	0
17	0		652558.42	0.040000	3119.91	20130401	0	0
18	0		660000.00	0.032500	2872.36	20130401	0	0
19	0		875338.00	0.040000	4179.00	20130401	0	0
20	0		978556.26	0.038750	4608.32	20130401	0	0
21	0		571637.72	0.037500	2651.34	20130401	0	0
22	0		675000.00	0.038750	3174.10	20130401	0	0
23	0		633065.99	0.038750	2981.30	20130401	0	0
24	0		666000.00	0.038750	3131.78	20130401	0	0
25	0		847500.00	0.038750	3985.26	20130401	0	0
26	0		725429.72	0.038750	3416.27	20130401	0	0
27	0		600000.00	0.037500	2778.69	20130401	0	0
28	0		1155000.00	0.040000	5514.15	20130401	0	0

	45	46	47	48	49	50	51	52	53	54	55
	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28

	56	57	58	59	60	61	62	63	64	65	66	67
	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28

	68	69	70	71	72	73	74	75	76	77	78
	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used
1	0		230	2		1		12	12	0	1
2	0		445	2		0		2.5		5	1
3	0		413	1		0		4		0	1
4	0		473	1		1		16		4	1
5	0		477	3		1		21.08	0	0	1
6	0		428	1		0		8.25		8	1
7	0		357	3		0		4.25	2.25	0	1
8	0		161	1		0		7	2.5	0	1
9	0		10	1		0		8		0	1
10	0		425	1		1		19.25	0	11	1
11	0		439	2		1		20		10	1
12	0		494	1		1		10.75		12	1
13	0		63	2		0		8.5		1.75	1
14	0		373	1		1		12	31	12	1
15	0		266	1		1		21	8	14	1
16	0		31	1		0		2.25		13	1
17	0		464	2		0		8.75	10	9	1
18	0		457	1		0		13		2	1
19	0		257	1		0		1.75		10	1
20	0		112	1		1		16	16	0.5	1
21	0		340	1		0		17	21	9.25	1
22	0		471	1		0		3.25		2.25	1
23	0		391	1		0		0		4.5	1
24	0		433	1		0		14	9	33	1
25	0		487	1		0		27.5		12	1
26	0		200	1		0		8		8.5	1
27	0		238	2		0		0.5		1.5	1
28	0		403	1		0		14.75		0	1

	79	80	81	82	83	84	85	86	87	88
	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO
1								760
2								789
3								769
4								726
5								722
6								731
7								700
8								743
9								775
10								773
11								785
12								781
13								798
14								790
15								787
16								782
17								777
18								806
19								769
20								783
21								785
22								787
23								787
24								761
25								790
26								802
27								794
28								768

	89	90	91	92	93	94	95	96	97	98	99	100
	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1										000000000000
2										000000000000
3										000000000000
4										000000000000
5										000000000000
6										000000000000
7										000000000000
8										000000000000
9										000000000000
10										000000000000
11										000000000000
12										000000000000
13										000000000000
14										000000000000
15										000000000000
16										000000000000
17										000000000000
18										000000000000
19										000000000000
20										000000000000
21										000000000000
22										000000000000
23										000000000000
24										000000000000
25										000000000000
26										000000000000
27										000000000000
28										000000000000

	101	102	103	104	105	106	107	108	109	110	111
	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1	39936.92	0.00	0.00	0.00	39936.92	39936.92	1	5		3
2	29466.67	0.00	0.00	0.00	29466.67	29466.67	1	5		3
3	32916.67	0.00	0.00	0.00	32916.67	32916.67	1	5		3
4	28005.96		0.00		28005.96	28005.96	1	5		3
5	0.00		62521.23		0.00	62521.33	1	5		3
6	8099.07	0.00	4284.71	0.00	8099.07	12383.78	1	5		3
7	9702.79	10320.00	0.00	0.00	20022.79	20022.79	1	5		3
8	9423.29	7260.42	0.00	5045.80	16683.71	21729.51	1	5		3
9	21245.23		0.00		21245.23	21245.23	1	5		3
10	76687.54	0.00	0.00	0.00	76687.54	76687.54	1	4		3
11	11776.28	0.00	0.00	0.00	11776.28	11776.28	1	5		3
12	20949.86	0.00	0.00	0.00	20949.86	20949.86	1	5		3
13	9869.00		1190.00		9869.00	11059.00	1	5		3
14	39837.73	8181.49	0.00	0.00	48019.22	48019.22	1	5		3
15	16415.46	13008.25	0.00	0.00	29423.71	29423.71	1	5		3
16	15000.01		0.00		15000.01	15000.01	1	5		3
17	19166.66	0.00	0.00	0.00	19166.66	19166.66	1	5		3
18	6226.20	0.00	3500.94	0.00	6226.20	9727.14	1	5		3
19	14234.34		1475.37		14234.34	15709.71	1	5		3
20	9930.54	10193.96	0.00	0.00	20124.50	20124.50	1	5		3
21	18749.43	17409.64	0.00	0.00	36159.07	36159.07	1	5		3
22	10833.44		1333.33		10833.44	12166.77	1	5		3
23	12495.67	0.00	0.00	0.00	12495.67	12495.67	1	5		3
24	4981.00	8650.56	0.00	0.00	13631.56	13631.56	1	5		3
25	3201.10		9115.88		3201.10	12316.98	1	5		3
26	12828.00		0.00		12828.00	12828.00	1	5		3
27	13000.00	0.00	0.00	0.00	13000.00	13000.00	1	5		3
28	28842.84	0.00	4664.88	0.00	28842.84	33507.72	1	5		3

	112	113	114	115	116	117	118	119	120	121	122
	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code
1	4		176894.98	8275.09	0.207204				SCOTTSDALE	AZ	85262
2	4		1416214.09	12147.07	0.412231				LOS GATOS	CA	95032
3	4		361161.59	4294.77	0.130474			100.000000	CORONA	CA	92881
4	4		332153.48	10382.79	0.370735				LAGUNA BEACH	CA	92651
5	4		181167.64	17435.95	0.278880			100.000000	SAN DIEGO	CA	92109
6	4		140468.87	5118.19	0.413298				CARDIFF BY THE SEA	CA	92007
7	4		73546.24	6603.94	0.329821			100.000000	CENTENNIAL	CO	80016
8	4		47794.07	7355.50	0.338503			100.000000	LOS ANGELES	CA	90019
9	4		123098.99	6117.27	0.287936				DEL MAR	CA	92014
10	4		103987.55	6692.44	0.087269				NEWPORT BEACH	CA	92660
11	4		54906.89	4764.66	0.404598				ENCINITAS	CA	92024
12	4		378375.39	4409.36	0.210472				LA JOLLA	CA	92037
13	4		36777.71	4707.71	0.425690				DEL MAR	CA	92014
14	4		73933.27	8378.30	0.174478				NORMANDY PARK	WA	98166
15	4		1349468.21	8355.01	0.283955				PACIFIC PALISADES	CA	90272
16	4		34809.95	3803.69	0.253579				SAN DIEGO	CA	92130
17	4		544692.45	6539.76	0.341205				CARLSBAD	CA	92009
18	4		56154.82	4078.64	0.419305				CORONADO	CA	92118
19	4		652946.93	6860.85	0.436727				ENCINITAS	CA	92024
20	4		370073.24	6572.34	0.326584				NEWPORT BEACH	CA	92657
21	4		95751.28	4404.36	0.121805				HENDERSON	NV	89052
22	4		36093.04	5130.70	0.421698				SANTA MONICA	CA	90403
23	4		158849.17	4547.75	0.363946				CARLSBAD	CA	92009
24	4		115601.55	5299.17	0.388743				LOS ALTOS	CA	94024
25	4		961141.85	5157.34	0.418718				NEWPORT BEACH	CA	92660
26	4		249193.28	3748.62	0.292222				LA JOLLA	CA	92037
27	4		1032914.30	5020.12	0.386163				FORESTVILLE	CA	95436
28	4		1009771.12	12629.56	0.376915			100.000000	NEWPORT BEACH	CA	92663

	123	124	125	126	127	128	129	130	131	132	133
	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date
1	7	2		1927000.00	3	20121113
2	1	1		2700000.00	3	20121110
3	1	1	830000.00	830000.00	3	20130128
4	7	1		2235000.00	3	20130115
5	3	2	1805000.00	1805000.00	3	20121218
6	13	1		1100000.00	3	20130111
7	7	1	645000.00	692000.00	3	20130131
8	1	1	1055000.00	1080000.00	3	20130116
9	3	2		2050000.00	3	20130201
10	7	1		2615000.00	3	20130131
11	1	1		1050000.00	3	20130129
12	3	1		815000.00	3	20130122
13	1	1		1250000.00	3	20130128
14	1	1		2100000.00	3	20130131
15	1	1		3200000.00	3	20130209
16	1	1		1200000.00	3	20130130
17	7	1		900000.00	3	20130131
18	3	1		1320000.00	3	20130206
19	7	1		1500000.00	3	20130205
20	3	1		1400000.00	3	20130128
21	7	1		875000.00	3	20130126
22	3	1		920000.00	3	20130111
23	7	1		1000000.00	3	20130204
24	1	1		1800000.00	3	20130218
25	7	1		2120000.00	3	20130212
26	3	1		1000000.00	3	20130213
27	1	1		1100000.00	3	20130219
28	1	1	1540000.00	1540000.00	3	20130224

	134	135	136	137	138	139	140	141	142	143
	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %
1			0.518900	0.518900	0	0	0
2			0.263700	0.263700	0	0	0
3			0.698700	0.698700	0	0	0
4			0.600000	0.600000	0	0	0
5			0.650000	0.650000	0	0	0
6			0.566300	0.566300	0	0	0
7			0.800000	0.800000	0	0	0
8			0.800000	0.800000	0	0	0
9			0.330200	0.330200	0	0	0
10			0.492300	0.266100	0	0	0
11			0.635200	0.635200	0	0	0
12			0.720200	0.720200	0	0	0
13			0.592000	0.592000	0	0	0
14			0.540400	0.540400	0	0	0
15			0.485000	0.425700	0	0	0
16			0.488400	0.488400	0	0	0
17			0.800000	0.726100	0	0	0
18			0.500000	0.500000	0	0	0
19			0.583500	0.583500	0	0	0
20			0.700000	0.700000	0	0	0
21			0.700000	0.654200	0	0	0
22			0.733600	0.733600	0	0	0
23			0.634000	0.634000	0	0	0
24			0.370000	0.370000	0	0	0
25			0.399700	0.399700	0	0	0
26			0.726500	0.726500	0	0	0
27			0.545400	0.545400	0	0	0
28			0.750000	0.750000	0	0	0

	144	145	146	147	148	149	150	151	152	153	154
	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28

	155	156	157	158	159	160	161	162	163
	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date
1						12	12	0	20430301
2						32		0	20430301
3						30		0	20430301
4						22		0	20430401
5						22	0	0	20430201
6						16		0	20430401
7						7	3	0	20430301
8						15	20	0	20430301
9						13		0	20430301
10						20	0	591500	20430301
11						20		0	20430301
12						35		0	20430301
13						20		0	20430301
14						12	36	0	20430301
15						26	26	190000	20430301
16						25		0	20430301
17						20	10	66500	20430301
18						14.75		0	20430401
19						22		0	20430401
20						18	26	0	20430301
21						22	25	40000	20430301
22						12		0	20430401
23						18		0	20430301
24						40	37	0	20430401
25						31		0	20430401
26						19		0	20430301
27						21		0	20430401
28						15		0	20430401

	164	165	166	167	168	169	170	171	172
	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	39936.92	0	0	0	0	0	Full	Two Years	Two Months
2	29466.67	0	0	0	0	0	Full	Two Years	Two Months
3	32916.67	0	0	0	0	0	Full	Two Years	Two Months
4	28005.96	0	0	0	0	0	Full	Two Years	Two Months
5	0	0	0	0	0	0	Full	Two Years	Two Months
6	8099.07	4284.71	0	0	0	0	Full	Two Years	Two Months
7	9702.79	0	0	10320	0	0	Full	Two Years	Two Months
8	9423.29	0	0	7260.42	0	5045.8	Full	Two Years	Two Months
9	21245.23	0	0	0	0	0	Full	Two Years	Two Months
10	76687.54	0	0	0	0	0	Full	Two Years	Two Months
11	11776.28	0	0	0	0	0	Full	Two Years	Two Months
12	20949.86	0	0	0	0	0	Full	Two Years	Two Months
13	9869	1190	0	0	0	0	Full	Two Years	Two Months
14	39837.73	0	0	8181.49	0	0	Full	Two Years	Two Months
15	16415.46	0	0	13008.25	0	0	Full	Two Years	Two Months
16	15000.01	0	0	0	0	0	Full	Two Years	Two Months
17	19166.66	0	0	0	0	0	Full	Two Years	Two Months
18	6226.2	0	0	0	0	0	Full	Two Years	Two Months
19	14234.34	0	0	0	0	0	Full	Two Years	Two Months
20	9930.54	0	0	10193.96	0	0	Full	Two Years	Two Months
21	18749.43	0	0	17409.64	0	0	Full	Two Years	Two Months
22	10833.44	1333.33	0	0	0	0	Full	Two Years	Two Months
23	12495.67	0	0	0	0	0	Full	Two Years	Two Months
24	4981	0	0	8650.56	0	0	Full	Two Years	Two Months
25	3201.1	0	0	0	0	0	Full	Two Years	Two Months
26	12828	0	0	0	0	0	Full	Two Years	Two Months
27	13000	0	0	0	0	0	Full	Two Years	Two Months
28	28842.84	4664.88	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

Refer to Exhibit 10.11 to the Report on Form 8-K filed by the issuing entity on April 29, 2013.